Marketable Equity Securities	12 Months Ended
Dec. 31, 2011
Marketable Equity Securities [Abstract]
Marketable Equity Securities
6	MARKETABLE EQUITY SECURITIES

The marketable equity securities are classified as available-for-sale. The cost of the available-for-sale securities was $68 and nil and the aggregate fair value based on quoted market prices of the available-for-sale securities was $1,436 and nil as of December 31, 2010 and 2011, respectively. The Company recorded an unrealized gain of $484, $913, and $149 on its available-for-sale securities in other comprehensive income for the years ended December 31, 2009, 2010 and 2011 respectively. The Company sold certain available-for-sale securities and received the proceeds totaling $3,759, $387 and $1,585 in 2009, 2010 and 2011, respectively. The amount of gains reclassified out of accumulated other comprehensive loss into earnings was $2,461, $367 and $1,517 in 2009, 2010 and 2011, respectively.